UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 22, 2010

EASTERN VIRGINIA BANKSHARES, INC.
(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA	0-23565	54-1866052
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

330 Hospital Road, Tappahannock, Virginia	22560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(804) 443-8460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 22, 2010, Eastern Virginia Bankshares, Inc. issued a news release announcing its financial results for the period ended September 30, 2010.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

	Exhibit No.	Description
	99.1	Press release issued by the Registrant dated October 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eastern Virginia Bankshares, Inc.

Date: October 22, 2010	/s/ Douglas C. Haskett II
By: Douglas C. Haskett II
Executive Vice President &
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by the Registrant dated October 22, 2010.